SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) January 18th, 2002
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                                SPECTRAFAX CORP.
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             (exact name of registrant as specified in its charter)


          FLORIDA                                 59-2412164
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(State or other jurisdiction of       (IRS Employer Identification No.)
incorporation or organization)

501 Goodlette Road B206            Naples, Florida 34102
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (941)643-5060
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Item 5.  Other events.

Registrant announced the signing of the agreement to merge with Tricomp Inc.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release
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                  SPECTRAFAX SIGNS DEFINITIVE MERGER AGREEMENT

         Naples, FL. - January 18, 2002-SpectraFAX (OTC/BB:SRFX) announced today the signing of the definitive agreement to reorganize and merge with Tricomp Inc., an Illinois Corporation headquartered in Rockford, IL. The merger is subject to shareholder approval provided through a company proxy which will be mailed to shareholders in the immediate future. The merger will result in a company name change. The new company will be known as, Serefex Corporation. Serefex will continue to use the existing symbol: SRFX:OB.

         The Tricomp Corporation has been in existence for over three years; whereas it provides numerous applications for large educational facilities specifically colleges and universities. The main product of Tricomp is software, which offers a simple and efficient process for class registration. This implemented software also allows for the adding or dropping of courses by collegiate students via the Internet or telephone.

         Tricomp's, Patent-Pending technology, is unique in that inventory of available seats in all classrooms is dynamically tracked and logged. This not only expedites the enrollment process, it also provides the student with immediate and accurate notification of their accessibility and or acceptance for each class. The universities benefit from this service due to the time and cost savings it affords them by eliminating any need for administrative intervention.

         The unaudited revenues of Tricomp for fiscal 2001 were $5,260,000; this is an increase of over 75% from fiscal 2000 which were $2,925,000. The management of Tricomp expects similar growth in 2002.

         Thomas J. Conwell, C.E.O. of SpectraFAX stated, "Trying to optimize the value of SpectraFAX for our shareholders has been a long process. We are extremely excited about this merger and we are immediately moving forward with the planning of the shareholder meeting for their approval."

         This press release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. In order for the company to utilize the "safeharbor" provisions of the Private Securities Litigation Reform act of 1955, you are hereby cautioned, and the Company hereby notes, that these statements may be affected by risk factors affecting the Company generally, as well as those identified in the SpectraFAX Registration Statement on Form 10-SB with the Securities and Exchange Commission, and actual results could differ materially from the forward-looking statements. The Company undertakes no obligations to update or revise any such forward-looking statements.

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                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SPECTRAFAX CORP.
                                          /s/ Thomas J. Conwell
                                          ------------------------
                                          Thomas J. Conwell,
                                          CEO